Exhibit 99.2

CSFB 2005 Energy Summit Vail, Colorado February 2, 2005

Forward-Looking Statements Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward-Looking Statements" section of the Registration Statement.

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: low risk, repeatable, long life, large reserve size Develop and utilize cutting-edge technology Experienced management team and technical staff with demonstrated exploration expertise Highly visible production and reserve growth Strong balance sheet positioned for growth Key Investment Highlights

Northeast Gulf Coast Midcontinent Southwest Rocky Mountain West Coast Pacific 1990 0.7809069 4.331861 3.380096 1.635423 1.664721 0.3017485 0.0513908 0.7931091 4.363564 3.282838 1.642234 1.808598 0.3135721 0.0557654 0.7699254 4.369802 3.236064 1.691908 2.11667 0.2943003 0.061522 0.7724932 4.488544 3.255246 1.650476 2.183807 0.2546072 0.0531946 0.7853501 4.509785 3.18192 1.758995 2.425097 0.2470925 0.0543025 1995 0.7903771 4.625696 3.032781 1.632592 2.538141 0.2159502 0.0540134 0.8095428 4.76177 2.972016 1.614197 2.510087 0.2169776 0.0587816 0.8140745 4.842009 2.845341 1.541434 2.696139 0.2268242 0.0484289 0.8451952 4.878552 2.743473 1.538941 2.887514 0.2575964 0.0485035 0.8883926 4.782995 2.570037 1.55962 2.93389 0.3130921 0.0601454 0.9710838 4.962299 2.544863 1.565861 3.2368 0.3065502 0.0601762 0.9494369 5.054059 2.499757 1.664018 3.41589 0.3176881 0.0501858 2002 0.9921287 5.024478 2.487347 1.618458 3.333735 0.3031291 0.047906 0.9119383 4.763072 2.324567 1.7105 3.860825 0.2540212 0.0443635 0.8869669 4.871829 2.258326 1.787085 3.861237 0.2496552 0.0374822 0.8851272 4.856716 2.299939 1.720654 3.982808 0.2492065 0.0321709 0.9053726 4.802963 2.383343 1.617465 4.14469 0.2504053 0.027972 0.9619027 4.754121 2.45366 1.569531 4.291505 0.2448297 0.0245594 1.011397 4.736957 2.515233 1.54719 4.489852 0.2388671 0.0217662 1.013828 4.700434 2.50787 1.512536 4.57286 0.2294939 0.0193919 2010 1.049704 4.64823 2.514224 1.475065 4.571667 0.2237325 0.0174185 1.075172 4.674655 2.553164 1.472224 4.789068 0.223269 0.0157903 1.102446 4.762502 2.620019 1.493291 5.004107 0.2208241 0.0125758 1.123651 4.791934 2.662747 1.49179 5.144279 0.2192901 0.0115149 1.152676 4.828509 2.682442 1.49172 5.287638 0.216526 0.0107123 2015 1.202899 4.984752 2.733721 1.514105 5.463955 0.214921 0.0098838 1.216296 4.926589 2.704561 1.508811 5.60984 0.2120837 0.0104656 1.247546 4.973254 2.723662 1.534931 5.732456 0.2104448 0.0097328 1.27271 4.928548 2.70836 1.544742 5.62288 0.20358 0.0102684 1.274941 4.834517 2.666622 1.528652 5.59094 0.2003902 0.0095933 2020 1.285057 4.848247 2.709576 1.534761 5.830499 0.2020688 0.0089676 1.287832 4.825687 2.710368 1.533424 5.971581 0.2011703 0.0084752 1.265627 4.695904 2.664841 1.515911 6.083125 0.1995267 0.0079883 1.242406 4.648282 2.636428 1.515384 6.082216 0.1955925 0.007532 1.212421 4.574418 2.597997 1.509568 6.13156 0.1938262 0.0068058 2025 1.189511 4.491701 2.576471 1.507439 6.301393 0.1915523 0.0064485 TCF Gulf Coast Mid-Continent Southwest West Coast Northwest Projected Natural Gas Production Lower 48 States 2004 1995 1990 2010 2015 2020 2025 2000 7 6 5 4 3 2 1 0 Source: Dept. of Energy, EIA; Released: January 2004 Where is the primary resource base? Estimated Recoverable Natural Gas Resources Lower 48 States Unconventional Tight Gas, CBM, Shale Gas What is the primary resource base? Focus on the Rocky Mountains Rocky Mountains

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM 1,120 Horizontal 100 Hill Creek 8 Cave Gulch Cooper Reservoir Wallace Creek 215 Talon 11 Nine Mile 193 Gibson Gulch 639 Extensive Development Inventory Key Take-Away Points Nine core development projects 2,300+ identified drilling locations 88% drilling locations unbooked Seven-year drilling inventory 92% operated 95 MMcfe/d production (current) 292 Bcfe proved reserves at year-end 2004 $276 MM 2005 capex Gas Prone Area Oil Prone Area Development Project Lake Canyon 5

Bill Barrett Corporation

Significant Exploration Upside

Key Take-Away Points

- 22 exploration projects (≈ 65 prospects)
- Over 10 Tcfe unrisked potential
- 1,600,000+ gross, 862,000+ net undeveloped acres
- Significant 3-D seismic coverage (799 sq. mi.)



Williston Basin
NORTH DAKOTA
MONTANA
Madison, Bakken, Red River Horizontal
Big Horn Basin
Powder River Basin
Big Horn
SOUTH DAKOTA
CBM Wyodak, Big George
Talon, East Madden
Wind River Basin
Waltman Arch
6 Projects
Antelope Hollow
Green River Basin
WYOMING
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
DJ Basin
Tri-State
Hook
Gibson Gulch
Denver, CO
UTAH
Piceance Basin
KANSAS
Garmesa
3 Projects
COLORADO
Paradox Basin
Pine Ridge, Yellow Jacket

Unrisked Target Size
- 50-250 Bcfe (2 areas)
- 250-500 Bcfe (4 areas)
- 500 Bcfe to Multi-Tcfe (6 areas)

6

Bill Barrett Corporation

Giant Oil and Gas Province

Uinta and Piceance Basins



UTAH
COLORADO
Uinta Mtns
Vernal
Lake Canyon
Altamont/Bluebell
UINTA
Monument Butte
Nine Mile
Natural Buttes
Garmesa
Garmesa Trend
Price
San Arroyo
Douglas Creek Arch
Axial Basin Uplift
PICEANCE
Gibson Gulch
Rifle
Glenwood Springs
Grand Junction
Grand Valley, Parachute, Rulison, Mamm Creek
Uncompahgre Uplift
San Rafael Uplift
Uinta Basin
Piceance Basin
UTAH
COLORADO
Barrett Acreage
Gas Producing Area
Oil Producing Area

7

Grand Valley 207 Bcf 101 MMcfed Gibson Gulch Rulison 246 Bcf 81 MMcfed Parachute 122 Bcf 67 MMcfed Mamm Creek 202 Bcf 207 MMcfed Divide Creek 65 Bcf 2 MMcfed Grand White River Uplift Hogback SCALE: 1 Township = 36 sq mi Rifle, CO 6 MMcfe/d Net Production (Dec. 2004 ) 22,101 Gross / 17,187 Net Acres 89 Bcfe Est. Proved Reserves (Dec. 31, 2004) $120 MM Capex 2005 (95 Wells, 12 re-completes) COLORADO Piceance Basin Barrett Legacy Position in the Piceance Basin Basin-Centered Gas Project - Gibson Gulch

Grand Hogback Mamm Creek Field 207 MMcfed Silt Gibson Gulch Unit Major Gas Manufacturing Play Gibson Gulch, Piceance Basin 10-Acre Density Approved January 4, 2005 Scale: 640 ac = 1 Mile (with 10 ac grid) Barrett Acreage Gas Producing Area Joint Ownership Areas Gibson Gulch Unit Barrett Wells New Barrett Locations Mesaverde Structure Questar Pipeline

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe Nine Mile Canyon Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT "Mother Nature's Hydrocarbon Store House" 17 MMcfe/d Net Production (Dec. 2004) 226,822 Net Undeveloped Acres 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $66 MM Capex 2005 (22 Wells, 6 re-completes) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

Scale: 640 ac = 1 Mile (with 40 ac grid) 83 Sq Mile 3-D Survey Getty Deep Well Tested: Dakota 315 Mcf Entrada 1,800 Mcf 3-D Deep Closure Substantial Development and Exploration Upside Nine Mile Canyon Project Barrett Acreage Seismic Option Acreage Gas Well 2004 Location 2005 Location Gas Productive Area 3-D Seismic Outlines Existing Pipelines Proposed Pipelines WOCT WOCT

Bill Barrett Corporation

Giant Lease Position

Lake Canyon / Brundage Canyon Basin-Centered Project

- 216,000 Gross / 163,500 Net Acres



Altamont/Bluebell
Key Well 14-1 Marsing (1975)
4,000' gas saturated
Mesaverde section
Duchesne
Structural Level of Natural Buttes
Lake Canyon
Brundage Canyon
Temporarily
Abandoned
SCALE
1 Township
= 36 sq mi
Barrett Acreage
Mesaverde Penetrations
Oil Producers
Pipelines
Faults

12

Bill Barrett Corporation

History of Discoveries and Successful Execution

Eastern Wind River Basin

- 83 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $56 MM 2005 Capex (25 wells, 5 re-completes)
- 41 MMcfe/d Net Production (Dec. 2004)
- 169,012 Net Undeveloped Acres



Owl Creek
Thrust
Madden 3+ Tcfe
EAST MADDEN 3-D
WYOMING
Wind River Basin
Fault
Frenchie Draw 100+ Bcfe
WALTMAN ARCH 3-D
Lance
TALON
Thrust
Cave Gulch
Basin - Centered Gas Play
Waltman Arch
Cooper Reservoir
Windjammer
Stone Cabin
SCALE: 1 Township 36 sq mi
Pommard
Wallace Creek
Barrett Acreage
Gas Field
Faults
WINDJAMMER 3-D
90+ sq mi

13

Bill Barrett Corporation

Wind River Exploration Update

Talon

- Producing 1 Lance well, testing 3 Lance wells
- Producing 4 Ft. Union wells, testing 2 Ft. Union wells
- Drill 1 Lance, 3 Ft. Union wells in 2005

East Madden

- Drilling 16,500' Lance test


EAST MADDEN 3-D
Owl Creek
Thrust
Hitchcock Draw 16,000' Test
Madden 3+ Tcfe
Fault
Yates Riverbank Unit BBC WI 37.5-100%
BBC Talon Unit BBC WI 57-64%
Frenchie Draw 100+ Bcfe
Thrust
SCALE: 1 Township 36 sq mi
TALON
Area of New Ft. Union and Lance Production
Lance Basin - Centered Gas Play
Waltman
Barrett Acreage
Gas Well
Faults
Dry Hole
Yates Mahoney Unit BBC WI 37.5-100%

14
2/1/2005 12:19 PM

40 Bcfe Est. Proved Reserves (Dec. 31 2004) $20 MM 2005 Capex (218 wells) 21 MMcfe/d Net Production (Dec. 2004) 53,124 Net Undeveloped Acres Low Risk, Repeatable CBM Inventory Powder River Basin MT WY Powder River Basin Barrett Acreage Gas Producing Area Cat Creek Amos Draw DeadHorse Willow Creek Porcupine Palmtree BIG GEORGE PLAY Union Outcrop Fort Gillette, WY Fort Outcrop Union SCALE 1 Township = 36 sq mi Tuit WYODAK PLAY

Bill Barrett Corporation

Williston Basin

Horizontal Technology Play

- Predominantly Fee Lands
- Oil Component
- 31 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $9 MM 2005 Capex (6 wells, 1 re-entry)
- 6 MMcfe/d Net Production (Dec. 2004)
- 190,208 Gross / 120,460 Net / 110,728 Net Undeveloped Acres


Red Bank-Target
Madison Play
East Fork
Madison Play
Indian Hills
Madison Play
Red Water
Bakken Play
Nameless
Madison Play
Cartwright
Madison Play
MONTANA
Cedar Creek Anticline
Cedar Hills
Field
Grand River
Red River "B" Play
NORTH DAKOTA
SOUTH DAKOTA
Red River "B"
Oil Saturation Area
0
30
Scale in Miles


MONTANA
Williston
Basin
NORTH
DAKOTA
Mapped
Area
SOUTH
DAKOTA

Barrett Acreage
Oil Field
Gas Field

16

Williston Piceance Powder River Uinta Wind River 6 6 21 17 41 2005 Capex Wind River Other Piceance Uinta 20 12 44 25 Piceance 44% Uinta 25% Wind River 20% Other 12% 2002 2003 2004 2005E Drilling 31.3 151.7 209 276 Acquisitions 134.5 44.6 138 0 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capex ($MM) $135 $31 $45 $152 $138 $209 $276 Acquisitions Base Capex Record Of Growth Investment In Our Asset Base Development Exploration Other 72 7 21 *Includes Acreage, Facilities and G&G Exploration 7% Other* 21% Development 72% December 2004 Production (MMcfe/d) Williston 6 Piceance 6 Powder River 21 Uinta 17 Wind River 41 Production (MMcfe/d) 2002 2002 2003 2003 2004 Drilling 23.7 30.7 47 71.7 91 Mar 2002 Dec 2002 June 2003 Dec 2003 Dec 2004 24 31 47 73 91 63% CAGR

East 46 160 667 765 862 Mar 2002 Dec 2002 Dec 2003 June 2004 181% CAGR Dec 2004* 862 765 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 2002 2002 2003 2003 2004 Drilling 58 130 159 204 292 Mar 2002 Dec 2002 June 2003 Dec 2003 Dec 2004 80% CAGR 292 130 58 204 159 Net Proved Reserves (Bcfe) *Pro forma for Tri-State joint venture

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM 1,120 Horizontal 100 Hill Creek 8 Cave Gulch Cooper Reservoir Wallace Creek 215 Talon 11 Nine Mile 193 Gibson Gulch 639 Extensive Development Inventory Key Take-Away Points Nine core development projects 2,300+ identified drilling locations 88% drilling locations unbooked Seven-year drilling inventory 92% operated 95 MMcfe/d production (current) 292 Bcfe proved reserves at year-end 2004 $276 MM 2005 capex Gas Prone Area Oil Prone Area Development Project Lake Canyon 5

Bill Barrett Corporation

Significant Exploration Upside

Key Take-Away Points

- 22 exploration projects (≈ 65 prospects)
- Over 10 Tcfe unrisked potential
- 1,600,000+ gross, 862,000+ net undeveloped acres
- Significant 3-D seismic coverage (799 sq. mi.)


Williston Basin
NORTH DAKOTA
MONTANA
Madison, Bakken, Red River Horizontal
Big Horn Basin
Powder River Basin
Big Horn
SOUTH DAKOTA
CBM Wyodak, Big George
Talon, East Madden
Wind River Basin
Waltman Arch
6 Projects
Antelope Hollow
Green River Basin
WYOMING
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
DJ Basin
Tri-State
Hook
Gibson Gulch
Denver, CO
UTAH
Piceance Basin
KANSAS
Garmesa
3 Projects
COLORADO
Paradox Basin
Pine Ridge, Yellow Jacket

Unrisked Target Size

- Yellow star: 50-250 Bcfe (2 areas)
- Red star: 250-500 Bcfe (4 areas)
- Red star in yellow circle: 500 Bcfe to Multi-Tcfe (6 areas)

20

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: low risk, repeatable, long life, large reserve size Develop and utilize cutting-edge technology Experienced management team and technical staff with demonstrated exploration expertise Highly visible production and reserve growth Strong balance sheet positioned for growth Key Investment Highlights